SPECTRA FUND

           SUPPLEMENT DATED JANUARY 24, 2005 TO THE CLASS A PROSPECTUS
                             DATED FEBRUARY 28, 2004

This supplement amends the Class A Prospectus, as described below, and is in addition to any existing prospectus supplement for Spectra Fund (the "Fund").

1. The first paragraph under the caption "Classes of Fund Shares" on page 9 is deleted and replaced with the following:

    The Fund has two classes of shares, Class A and Class N. Effective January 24, 2005, Class N shares are no longer offered for sale to new investors. Only Class A shares are offered by this prospectus. Class A shares are subject to a front-end sales charge, which may be waived in certain circumstances (see the Statement of Additional Information for details), and are available to investors generally through (i) broker-dealers, (ii) investment advisers and other professionals who offer "wrap programs"--i.e., investment portfolio services for a fee, and (iii) discount brokers and other financial intermediaries that offer transaction processing and account maintenance facilities relating to varied menus of mutual funds and fund families. The following chart indicates the sales charge you may pay when purchasing Class A shares.








PSP SUPP 01-24-05  SPECTRA A

                                  SPECTRA FUND

           SUPPLEMENT DATED JANUARY 24, 2005 TO THE CLASS N PROSPECTUS
                             DATED FEBRUARY 28, 2004

This supplement amends the Class N Prospectus, as described below, and is in addition to any existing prospectus supplement for Spectra Fund (the "Fund").

1. Effective Monday, January 24, 2005, the Fund's Distributor, Fred Alger & Company, Incorporated, will no longer accept any orders to purchase Class N shares of Spectra Fund from new investors, whether such purchase orders are submitted by brokers, dealers or other financial institutions, or directly by investors. However, Spectra Fund Class N shareholders as of January 21, 2005 are "grandfathered" and may continue to purchase Class N shares for their existing accounts.

2. The section of the Prospectus titled "Classes of Fund Shares" is deleted and replaced with the following:

    The Fund has two classes of shares, Class A and Class N. Effective January 24, 2005, Class N shares are no longer offered for sale to new investors. Class A shares are subject to a front-end sales charge, which may be waived in certain circumstances (see the Statement of Additional Information for details), and are available to investors generally through (i) broker-dealers, (ii) investment advisers and other professionals who offer "wrap programs"--i.e., investment portfolio services for a fee, and (iii) discount brokers and other financial intermediaries that offer transaction processing and account maintenance facilities relating to varied menus of mutual funds and fund families. For more information about Class A shares, which are not offered by this prospectus, contact the Fund.

3. The section of the Prospectus titled "Purchasing and Redeeming Fund Shares" and all other sections of the Prospectus that relate to purchases of Class N shares are modified by the terms of this supplement.











PSP SUPP 01-24-05  SPECTRA N

                                  SPECTRA FUND

  SUPPLEMENT DATED JANUARY 24, 2005 TO THE STATEMENT OF ADDITIONAL INFORMATION
               DATED FEBRUARY 28, 2004, AS REVISED APRIL 1, 2004

This supplement amends the Statement of Additional Information ("SAI") as described below and replaces the SAI supplement dated November 22, 2004 for Spectra Fund (the "Fund").

1. Effective November 22, 2004, State Street Bank and Trust Company ("State Street") is the Fund's transfer agent. All references to Alger Shareholder Services, Inc. as the Fund's transfer agent are replaced with State Street. Transfer agent services will be provided by State Street's affiliate, Boston Financial Data Services, Inc. ("BFDS"), and all instructions or forms that were to be sent to Alger Shareholder Services, Inc. are to be sent to BFDS at the following address:

                                  Spectra Fund
                                  P.O. Box 8480
                        Boston, Massachusetts 02266-8480

2. The following is inserted as a new first sentence under the caption "TelePurchase and TeleRedemption (Class N Shares)" on page 10: "The price the shareholder will receive will be the price next computed after the Transfer Agent receives the TelePurchase or TeleRedemption request from the shareholder to purchase shares or redeem shares, respectively."

3. The entry for Dorothy G. Sanders, Secretary of the Fund, as set forth on page 15 under the caption "Management - Trustees and Officers of the Fund," is deleted; Ms. Sanders resigned as Secretary of the Fund effective November 19, 2004. Frederick A. Blum, Treasurer of the Fund, continues as Assistant Secretary of the Fund. The entry for Joseph S. Nye, Jr., Trustee of the Fund, is deleted; Mr. Nye resigned as Trustee of the Fund effective December 13, 2004. The following entry for Katherine P. Feld, Chief Compliance Officer of the Fund, is added; Ms. Feld, who was appointed as Chief Compliance Officer of the Fund on February 24, 2004, was elected as an officer of the Fund effective December 7, 2004.

KATHERINE P. FELD (AGE: 46), CHIEF COMPLIANCE OFFICER.
          Senior Vice President and Chief Compliance Officer of Fred Alger Management, Inc. and Fred Alger & Company, Incorporated since February 2004; previously Associate Counsel (November 1983 - July 1999), Senior Counsel (July 1999 - February 2004) and Vice President (June 1990 - February 2004) of OppenheimerFunds, Inc.


4. The sixth paragraph under the caption "Investment Manager" on page 17 is amended to add Morgan Stanley DW Inc. to the list of firms named in the first sentence of that paragraph.

5. The last sentence of the third paragraph under the caption "Organization" on page 19 is deleted and replaced with the following: "Effective November 22, 2004, share certificates will no longer be issued for shares of the Fund."





SAI SUPP 01-24-05 SPECTRA